LETTER TO THE SHAREHOLDERS OF TAX AWARE DISCIPLINED EQUITY FUND

December 10, 1997

Dear Shareholder:

Tax Aware Disciplined Equity Fund uses a proprietary tax aware model to seek to minimize capital gains distributions from a portfolio of U.S. large and medium cap stocks. By avoiding stocks in the market quintile that Morgan research has identified as "most overvalued," the Fund seeks to outperform traditional index funds that track the S&P 500 at comparable levels of investment risk. From the Fund's inception on January 30 through October 31 of this year, it has accomplished this goal.

We are pleased to report that the Fund provided a solid absolute return of 20.44% from inception (as calculated from January 31, 1997)through October 31, 1997. This performance is well ahead of the 17.94% return for the overall market, represented by the S&P 500, and the 16.39% return posted over the same period by Fund competitors, represented by the Lipper Growth and Income Average.

The Fund's net asset value increased from $10.00 per share at inception (January 30, 1997)to $12.08 at October 31, 1997. No distributions were made during the reporting period from ordinary income, from short-term capital gains, or from long-term capital gains. The Fund's net assets stood at approximately $12 million at the end of the period under review.

The report that follows includes a portfolio manager Q&A with Robin B. Chance, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding financial markets with you. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated




TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . . 1   FUND FACTS AND HIGHLIGHTS . . . . . . 5

FUND PERFORMANCE . . . . . . . . . . 2   SPECIAL FUND-BASED SERVICES . . . . . 6

PORTFOLIO MANAGER Q&A. . . . . . . . 3   FINANCIAL STATEMENTS. . . . . . . . . 8

Fund performance


EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the Fund since inception* would have grown to $12,044 at October 31, 1997.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 SINCE INCEPTION*
JANUARY 31, 1997 - OCTOBER 31, 1997

[CHART]

Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. The average annualized returns which result from this methodology will differ from annualizing the growth of the minimum initial investment.

PERFORMANCE                                                 TOTAL RETURNS
                                                            ------------------------------
                                                            THREE     SIX       SINCE
AS OF OCTOBER 31, 1997                                      MONTHS    MONTHS    INCEPTION*
------------------------------------------------------------------------------------------
JPM Pierpont Shares: Tax Aware Disciplined Equity Fund      -3.59%    17.85%    20.44%
S&P500                                                      -3.76%    15.16%    17.94%
Lipper Growth and Income Average                            -1.99%    16.01%    16.39%

AS OF SEPTEMBER 30, 1997
------------------------------------------------------------------------------------------
JPM Pierpont Shares: Tax Aware Disciplined Equity Fund       8.50%    29.37%    24.73%
S&P500                                                       7.49%    26.26%    22.02%
Lipper Growth and Income Average                             9.04%    24.59%    20.78%


*THE FUND COMMENCED OPERATIONS ON JANUARY 30, 1997 AND HAS PROVIDED A TOTAL RETURN OF 20.80% FROM THAT DATE THROUGH OCTOBER 31, 1997. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM JANUARY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A


[PHOTOGRAPH]

Following is an interview with ROBIN B. CHANCE, who is a member of the portfolio management team for Tax Aware Disciplined Equity Fund. A Chartered Financial Analyst who is also a 10-year veteran of Morgan, Robin developed the systems used to rebalance the firm's structured equity portfolios. She is currently a member of Morgan's Structured Equity Group, with responsibility for tax aware structured equity strategies. Robin is a graduate of the University of Pennsylvania's Management and Technology Program and earned her MBA from New York University's Stern School of Business. This interview was conducted December 9, 1997 and reflects Robin's views on that date.

HOW WOULD YOU DESCRIBE THE U.S. EQUITY MARKET OVER THE PAST YEAR?

RBC: The U.S. equity market continued the roll it had been on for the past two years. As of October 31, 1997, the S&P 500, a commonly used proxy for the U.S. equity market, reported a total return of 25.32% for the year to date. The market has been driven mainly by an economic environment of low inflation and strong economic growth, which has benefited corporate profit margins.

Investor expectations of continued improvement in profit margins have been a big boost for stocks. In the current environment, if a company reports even slightly disappointing earnings, investors quickly put their money elsewhere. This partially explains why rising equity prices have been accompanied by a rise in volatility, which has returned to its long term historical average. Unfortunately, we think corporate profit margins and price-to-earnings ratios have reached their cyclical highs and will prove difficult to maintain.

This year has also seen increased volatility sparked by the financial crisis in Southeast Asia. Excessive lending and investing in unprofitable ventures in that region have caused interest rates to rise and currencies to fall. U.S. investors became concerned about the effect of the Southeast Asian economies on U.S. companies. Companies with exposure to that market plummeted -- especially semiconductor and capital goods companies. When this occurred, investors returned to the safe haven of the "Nifty Fifty." These are the largest blue chip companies in the U.S. which, as a group, have outperformed the rest of the market this year.

HOW DID MARKET EVENTS, SUCH AS OCTOBER'S VOLATILITY AFFECTED THE FUND DIFFERENTLY THAN NON-TAX AWARE FUNDS?

RBC: When the stock market continues to rise, this Fund's tax aware nature limits our ability to trade, since almost anything we sell will result in a capital gain. When the market becomes volatile, as it has recently, we are provided with much more flexibility to replace overvalued stocks with undervalued ones. During October, the Fund had more opportunities to trade since selling securities resulted in smaller realized gains, or in some cases, losses that were used to offset gains.

WHERE WAS THE FUND'S DISCIPLINED STOCK SELECTION THE STRONGEST? AND THE WEAKEST?

RBC: Since the Fund's inception, stock selection positively contributed to the Fund's performance. The best performance by far was in the Fund's largest position, WARNER LAMBERT CO., whose new drugs Lipitor and Resulin, have exceeded all expectations since they were introduced at the beginning of 1997. Lipitor and Resulin are used for the treatment of high cholesterol and second stage diabetes, respectively. Wall Street analysts continued to raise earnings estimates of the company as these drugs gained market share and drove the stock price higher. While Resulin has recently received some negative press (in December '97, after the Fund's reporting period) we believe Resulin is still a beneficial and important drug, and we continue to view WARNER-LAMBERT CO. as a company the Fund should emphasize.

On the other side of that equation, if Lipitor was to gain market share then somebody else would have to lose it. Since this product competed directly with MERCK'S Zocor we chose to underweight MERCK in the Portfolio. MERCK & Co,
Inc. is a large weighting in the S&P 500 but a very small weighting in the Fund, so when the stock lags the S&P 500, the Fund should perform comparatively better.

The stocks which detracted from performance the most were WASTE MANAGEMENT INC. and FIRST DATA CORP. WASTE MANAGEMENT announced the resignation of their new CEO and several other top executives. The new CEO, Ron LeMay, had only been with the company for a few months and investors were still waiting to hear his restructuring plans. The resignation calls into question the chances of a successful turnaround occurring in the near future. FIRST DATA CORP. guided analysts' estimates downward due to slower than expected growth in its non-core businesses. In addition, Wall Street analysts have become concerned that the new Smart Cards issued by banks may have a negative impact on credit card usage, which is a major source of FIRST DATA'S revenues. Smart Cards are issued by banks and are used like cash when making purchases.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS, AND HOW WILL YOU BE POSITIONING THE PORTFOLIO?

RBC: We expect the market will continue to display a normal level of volatility, which is higher that what we've seen over the past couple of years. Since corporate profit margins are at their highest levels in years, we expect earnings disappointments and, consequently, a lowering of estimates in the coming year. Profit margins may come under pressure from rising labor costs, associated with our low unemployment rate, and an inability to raise prices, due to a strong dollar and weak Asian markets. We think securities are currently overvalued because investors, in their enthusiasm over one of the longest bull markets and economic expansions in history, have underestimated risk. The events in Southeast Asia may have provided a wake up call.

However, increased volatility in the market actually creates more opportunity for outperforming the S&P 500, and for trading stocks with minimal tax consequences. We believe we can add the most value by selecting undervalued securities in each economic sector and refraining from market timing, sector timing, or theme investing. With this approach, we aim to provide somewhat higher returns than the S&P 500, but with a similar level of volatility.

Fund facts


INVESTMENT OBJECTIVE
Tax Aware Disciplined Equity Fund seeks to provide high total return, while being sensitive to the impact of capital gains taxes on investors' returns. Designed for long-term investors, the Fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.

------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
1/30/97

------------------------------------------------------------------------------
NET ASSETS AS OF 10/31/97
$12,025,879

------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/24/97

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97


EXPENSE RATIO
The Fund's current annualized expense ratio of 0.55% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales or exchange fees; however, shares held less than five years are subject to redemption fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund. Fund redemption fees are waived when shares worth over $500,000 are redeemed in kind from the Fund. Shareholders owning more than 5% of the Fund's outstanding shares should consult "Redemption of Shares" in the Prospectus.

Fund highlights
ALL DATA AS OF OCTOBER 31, 1997


PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)


CONSUMER GOODS & SERVICES              20.9%
FINANCE                                17.6%
TECHNOLOGY                             13.9%
HEALTH CARE                            10.7%
INDUSTRIAL PRODUCTS & SERVICES          9.7%
UTILITIES                               9.5%
ENERGY                                  9.3%
BASIC INDUSTRIES                        4.6%
TRANSPORTATION                          2.1%
SHORT-TERM HOLDINGS                     1.7%


LARGEST EQUITY HOLDINGS  % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------
EXXON CORP. (ENERGY)                                                  2.7%
ROYAL DUTCH PETROLEUM CO. (ENERGY)                                    2.1%
PROCTER & GAMBLE CO. (CONSUMER GOODS
  & SERVICES)                                                         1.9%
INTEL CORP. (TECHNOLOGY)                                              1.9%
GENERAL ELECTRIC CO.
  (INDUSTRIAL PRODUCTS & SERVICES)                                    1.8%
PFIZER, INC. (HEALTH CARE)                                            1.6%
INTERNATIONAL BUSINESS MACHINES CORP.
(TECHNOLOGY)                                                          1.6%
BRISTOL-MYERS SQUIBB CO. (HEALTH CARE)                                1.6%
AMERICAN INTERNATIONAL GROUP, INC.
  (FINANCE)                                                           1.4%
MERCK & CO., INC. (HEALTH CARE)                                       1.4%

Special fund-based services


PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

 - create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

 - make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

 - make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.


IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.


KEOGH
Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORKSERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUNDS AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of the fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. References to specific securities and their issuers are for illustrative purposes and only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinion expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
COMMON STOCKS (100.6%)
BASIC INDUSTRIES (4.7%)
AGRICULTURE (0.2%)
Pioneer Hi-Bred International, Inc...............           200   $     18,325
                                                                  ------------
CHEMICALS (3.3%)
Albemarle Corp...................................         1,100         26,675
Crompton & Knowles Corp..........................         1,400         35,350
Cytec Industries, Inc.+..........................           600         29,250
Dow Chemical Co..................................         1,000         90,750
E.I. du Pont de Nemours & Co.....................         2,200        125,125
Solutia, Inc.+...................................           600         13,275
Union Carbide Corp...............................         1,800         82,237
                                                                  ------------
                                                                       402,662
                                                                  ------------
FOREST PRODUCTS & PAPER (0.6%)
Boise Cascade Corp...............................           200          7,043
Mead Corp........................................           300         18,150
Temple-Inland, Inc...............................           900         51,637
                                                                  ------------
                                                                        76,830
                                                                  ------------
METALS & MINING (0.6%)
Alcan Aluminum Ltd.*.............................         1,400         39,987
Allegheny Teledyne, Inc..........................           500         13,156
Freeport-McMoran Copper & Gold, Inc., Class A....           600         13,837
                                                                  ------------
                                                                        66,980
                                                                  ------------
  TOTAL BASIC INDUSTRIES.........................                      564,797
                                                                  ------------
CONSUMER GOODS & SERVICES (21.5%)
AUTOMOTIVE (1.3%)
Chrysler Corp....................................         1,000         35,250
Ford Motor Co....................................         1,000         43,687
General Motors Corp..............................           100          6,419
Goodyear Tire and Rubber Co......................         1,100         68,887
                                                                  ------------
                                                                       154,243
                                                                  ------------
BROADCASTING & PUBLISHING (1.3%)
R.R. Donnelley & Sons Co.........................           600         19,575
Tele-Communications Inc.,
  Series A+......................................         2,145         49,134

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
BROADCASTING & PUBLISHING (CONTINUED)
Tele-Communications TCI Ventures Group+..........         1,055   $     24,364
U.S. West Media Group............................         2,300         58,075
                                                                  ------------
                                                                       151,148
                                                                  ------------
ENTERTAINMENT, LEISURE & MEDIA (2.7%)
Harrah's Entertainment, Inc.+....................         1,800         35,437
International Game Technology....................         1,200         30,675
ITT Corp.+.......................................           100          7,469
Mirage Resorts, Inc.+............................           200          5,000
Seagram Company Ltd.*............................         2,100         70,744
Time Warner, Inc.................................         1,500         86,531
Viacom, Inc., Class B+...........................           800         24,200
Walt Disney Co...................................           800         65,800
                                                                  ------------
                                                                       325,856
                                                                  ------------
FOOD, BEVERAGES & TOBACCO (7.7%)
Anheuser Busch Companies, Inc....................         2,300         91,856
Coca-Cola Co.....................................         2,200        124,300
CPC International, Inc...........................           200         19,800
General Mills, Inc...............................           400         26,400
Heinz (H.J.) Company.............................           800         37,150
Kellogg Co.......................................           700         30,144
Kroger Co.+......................................         1,700         55,462
PepsiCo, Inc.....................................         3,700        136,206
Philip Morris Companies, Inc.....................         4,000        158,500
Ralston-Ralston Purina Group.....................           600         53,850
Safeway, Inc.+...................................           500         29,062
Sara Lee Corp....................................           800         40,900
Unilever NV (ADR)................................         2,400        128,100
                                                                  ------------
                                                                       931,730
                                                                  ------------
HOUSEHOLD APPLIANCES FURNISHINGS (0.3%)
Black & Decker Corp..............................           100          3,806
Leggett & Platt, Inc.............................           100          4,175
Whirlpool Corp...................................           400         24,250
                                                                  ------------
                                                                        32,231
                                                                  ------------
HOUSEHOLD PRODUCTS (2.0%)
Procter & Gamble Co..............................         3,500        238,000
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
PERSONAL CARE (1.0%)
Avon Products, Inc...............................           100   $      6,550
Gillette Co......................................         1,300        115,781
                                                                  ------------
                                                                       122,331
                                                                  ------------
RESTAURANTS & HOTELS (0.2%)
Extended Stay America, Inc.+.....................           300          3,937
Hilton Hotels Corp...............................           200          6,162
McDonald's Corp..................................           100          4,481
Tricon Global Restaurants, Inc.+.................           370         11,216
                                                                  ------------
                                                                        25,796
                                                                  ------------
RETAIL (4.8%)
Albertson's, Inc.................................           800         29,500
AutoZone, Inc.+..................................           500         14,781
Circuit City Stores, Inc.........................           700         27,912
Corporate Express, Inc.+.........................           200          3,062
Dayton Hudson Corp...............................           300         18,844
Dillard's Inc. -- Class A........................           800         30,700
Federated Department Stores, Inc.+...............           700         30,800
Gap, Inc.........................................           200         10,637
Home Depot, Inc..................................           650         36,156
J.C. Penney Co., Inc.............................           100          5,869
Mattel, Inc......................................         1,000         38,875
Nine West Group, Inc.+...........................           900         31,781
Reebok International Ltd. (ADR)*+................           500         18,437
Sears, Roebuck & Co..............................         2,700        113,062
Toys "R" Us, Inc.+...............................         1,000         34,062
Wal-Mart Stores, Inc.............................         3,700        129,962
                                                                  ------------
                                                                       574,440
                                                                  ------------
TEXTILES (0.2%)
Fruit of the Loom, Inc., Class A+................           800         20,850
                                                                  ------------
  TOTAL CONSUMER GOODS & SERVICES................                    2,576,625
                                                                  ------------

ENERGY (9.5%)
OIL-PRODUCTION (9.0%)
Amoco Corp.......................................           500         45,844
Anadarko Petroleum Corp..........................           200         14,650
Ashland, Inc.....................................           200          9,537
Atlantic Richfield Co............................         1,800        148,162
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
OIL-PRODUCTION (CONTINUED)
Chevron Corp.....................................           600   $     49,762
Exxon Corp.......................................         5,400        331,762
Mobil Corp.......................................         2,100        152,906
Royal Dutch Petroleum Co. (ADR)..................         4,800        252,600
Tosco Corp.......................................         1,100         36,300
Valero Energy Corp...............................         1,500         45,187
                                                                  ------------
                                                                     1,086,710
                                                                  ------------
OIL-SERVICES (0.5%)
Baker Hughes Inc.................................           200          9,187
Diamond Offshore Drilling, Inc...................           500         31,125
Noble Drilling Corp.+............................           100          3,556
Schlumberger Ltd.................................           200         17,500
                                                                  ------------
                                                                        61,368
                                                                  ------------
  TOTAL ENERGY...................................                    1,148,078
                                                                  ------------

FINANCE (18.0%)
BANKING (9.0%)
Banc One Corp....................................         1,866         97,265
BankAmerica Corp.................................           500         35,750
Barnett Banks, Inc...............................           400         27,600
Charter One Financial, Inc.......................           415         24,122
Chase Manhattan Corp.............................         1,000        115,375
Citicorp.........................................           500         62,531
Compass Bancshares, Inc..........................           100          3,712
Dime Bancorp, Inc................................           200          4,800
First Chicago NBD Corp...........................           900         65,475
First Union Corp.................................           300         14,719
Firstar Corp.....................................           500         18,062
Fleet Financial Group, Inc.......................           600         38,587
Household International, Inc.....................           500         56,625
Mercantile Bancorporation, Inc...................           200          9,656
NationsBank Corp.................................         1,400         83,825
North Fork Bancorporation, Inc...................           300          8,831
Pacific Century Financial Corp...................           600         30,225
Providian Financial Corp.........................           800         29,600
Republic New York Corp...........................           200         21,163
Signet Banking Corp..............................         2,800        150,675
Southtrust Corp..................................           700         33,775
TCF Financial Corp...............................           300         17,063
Washington Federal, Inc..........................         1,430         42,543

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
BANKING (CONTINUED)
Washington Mutual, Inc...........................           850   $     58,145
Wells Fargo & Co.................................           100         29,138
                                                                  ------------
                                                                     1,079,262
                                                                  ------------
FINANCIAL SERVICES (4.1%)
Bear Stearns Companies, Inc......................           100          3,969
Beneficial Corp..................................           600         46,013
ContiFinancial Corp.+............................           100          2,844
Edwards (A.G.), Inc..............................           800         26,250
Federal Home Loan Mortgage Corporation...........         1,400         53,025
Federal National Mortgage Association............         3,000        145,313
Finova Group, Inc................................           300         13,181
Morgan Stanley, Dean Witter, Discover & Co.......         1,530         74,970
Salomon, Inc.....................................           700         54,381
Travelers Group, Inc.............................         1,100         77,000
                                                                  ------------
                                                                       496,946
                                                                  ------------
INSURANCE (4.9%)
Aegon NV (ARS)...................................           174         13,833
Allstate Corp....................................           300         24,881
American General Corp............................           100          5,100
American International Group, Inc................         1,700        173,506
CIGNA Corp.......................................           600         93,150
Financial Security Assurance Holdings Ltd.*......           300         13,097
Fremont General Corp.............................           200          9,325
Hartford Financial Services Group, Inc...........           800         64,800
Lincoln National Corp............................           100          6,875
Marsh & McLennan Companies, Inc..................         1,000         71,000
MBIA, Inc........................................           400         23,900
PMI Group, Inc...................................           300         18,131
St. Paul Companies, Inc..........................           100          7,994
Transamerica Corp................................           200         20,188
UNUM Corp........................................           800         39,000
                                                                  ------------
                                                                       584,780
                                                                  ------------
  TOTAL FINANCE..................................                    2,160,988
                                                                  ------------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------

HEALTH CARE (10.9%)
HEALTH SERVICES (2.4%)
Bausch & Lomb, Inc...............................           600   $     23,550
Boston Scientific Corp.+.........................           400         18,200
Columbia / HCA Healthcare Corp...................           400         11,300
Health Care & Retirement Corp.+..................           400         15,125
Humana, Inc.+....................................         2,600         54,600
Perkin-Elmer Corp................................         1,500         93,750
Tenet Healthcare Corp.+..........................         1,100         33,619
United Healthcare Corp...........................           900         41,681
                                                                  ------------
                                                                       291,825
                                                                  ------------
PHARMACEUTICALS (8.5%)
Alza Corp.+......................................         1,600         41,700
American Home Products Corp.+....................         1,100         81,538
Bristol-Myers Squibb Co..........................         2,200        193,050
Crescendo Pharmaceuticals Corp.+.................            80            908
Forest Laboratories, Inc.+.......................         1,300         60,125
Johnson & Johnson................................           200         11,475
Merck & Company, Inc.............................         1,900        169,575
Pfizer, Inc......................................         2,800        198,100
Pharmacia & Upjohn, Inc..........................           100          3,175
Schering-Plough Corp.............................         2,000        112,125
Warner-Lambert Co................................         1,000        143,188
Watson Pharmaceuticals, Inc.+....................           200          6,350
                                                                  ------------
                                                                     1,021,309
                                                                  ------------
  TOTAL HEALTH CARE..............................                    1,313,134
                                                                  ------------

INDUSTRIAL PRODUCTS & SERVICES (9.9%)
BUILDING MATERIALS (0.5%)
Owens Corning....................................         1,600         54,800
                                                                  ------------
CAPITAL GOODS (0.5%)
Fluor Corp.......................................           800         32,900
Foster Wheeler Corp..............................           400         13,125
Harnischfeger Industries, Inc....................           500         19,688
                                                                  ------------
                                                                        65,713
                                                                  ------------
COMMERCIAL SERVICES (0.6%)
Service Corp. International......................         2,200         66,963
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
DIVERSIFIED MANUFACTURING (5.6%)
AlliedSignal, Inc................................         2,400   $     86,400
Cooper Industries, Inc...........................           600         31,275
Eastman Kodak Co.................................           100          5,988
General Electric Co..............................         3,500        225,969
ITT Industries, Inc..............................         1,900         59,969
Johnson Controls, Inc............................         1,000         44,875
Minnesota Mining & Manufacturing Co..............           100          9,150
Monsanto Co......................................           200          8,550
Raychem Corp.....................................           200         18,113
Tenneco, Inc. -- New Shares......................         1,000         44,938
Tyco International Ltd...........................         1,970         74,368
Xerox Corp.......................................           800         63,450
                                                                  ------------
                                                                       673,045
                                                                  ------------
ELECTRICAL EQUIPMENT (1.3%)
Emerson Electric Co..............................         1,800         94,388
Grainger (W.W.), Inc.............................           700         61,206
                                                                  ------------
                                                                       155,594
                                                                  ------------
ELECTRONICS (0.2%)
Rockwell International Corp......................           600         29,596
                                                                  ------------
MACHINERY (0.1%)
Caterpillar, Inc.................................           200         10,250
                                                                  ------------
PACKAGING & CONTAINERS (0.3%)
Kimberly-Clark Corp..............................           800         41,550
                                                                  ------------
POLLUTION CONTROL (0.8%)
Waste Management, Inc............................         4,000         93,500
                                                                  ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    1,191,011
                                                                  ------------
TECHNOLOGY (14.2%)
AEROSPACE (1.1%)
Boeing Co........................................         1,930         92,399
Coltec Industries, Inc.+.........................           500         10,000
General Dynamics Corp............................           100          8,119
Lockheed Martin Corp.............................           100          9,506
Northrop Grumman Corp............................           100         10,925
                                                                  ------------
                                                                       130,949
                                                                  ------------
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
COMPUTER PERIPHERALS (0.7%)
EMC Corp.+.......................................         1,000   $     56,000
Quantum Corp.+...................................         1,000         31,594
                                                                  ------------
                                                                        87,594
                                                                  ------------
COMPUTER SOFTWARE (2.6%)
Computer Associates International, Inc...........           600         44,738
Microsoft Corp.+.................................         1,200        155,925
Oracle Corp.+....................................         3,300        118,078
                                                                  ------------
                                                                       318,741
                                                                  ------------
COMPUTER SYSTEMS (3.4%)
Compaq Computer Corp.+...........................         1,150         73,313
Dell Computer Corp.+.............................           400         32,075
Hewlett-Packard Co...............................           200         12,338
International Business Machines Corp.............         2,000        196,125
Sun Microsystems, Inc.+..........................         2,900         99,234
                                                                  ------------
                                                                       413,085
                                                                  ------------
ELECTRONICS (2.6%)
Bay Networks, Inc.+..............................           800         25,300
Cabletron Systems, Inc.+.........................           500         14,500
Cisco Systems, Inc.+.............................         1,400        114,844
Harris Corp......................................         1,200         52,350
Motorola, Inc....................................         1,600         98,800
Symbol Technologies, Inc.........................           100          3,975
                                                                  ------------
                                                                       309,769
                                                                  ------------
INFORMATION PROCESSING (0.3%)
Electronic Data System Corp......................           200          7,738
First Data Corp..................................         1,000         29,063
                                                                  ------------
                                                                        36,801
                                                                  ------------
SEMICONDUCTORS (3.0%)
Applied Materials, Inc.+.........................           700         23,341
Intel Corp.......................................         3,000        231,094
National Semiconductor Corp.+....................           600         21,600
Texas Instruments, Inc...........................           800         85,350
                                                                  ------------
                                                                       361,385
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
TELECOMMUNICATIONS-EQUIPMENT (0.5%)
Lucent Technologies, Inc.........................           700   $     57,706
                                                                  ------------
  TOTAL TECHNOLOGY...............................                    1,716,030
                                                                  ------------
TRANSPORTATION (2.2%)
AIRLINES (0.3%)
Southwest Airlines Co............................         1,000         32,625
                                                                  ------------
RAILROADS (1.9%)
Burlington Northern Railroad Co..................           400         38,000
CSX Corp.........................................         1,000         54,688
Norfolk Southern Corp............................         1,300         41,044
Union Pacific Corp...............................         1,600         98,000
                                                                  ------------
                                                                       231,732
                                                                  ------------
  TOTAL TRANSPORTATION...........................                      264,357
                                                                  ------------

UTILITIES (9.7%)
ELECTRIC (2.6%)
Central & South West Corp........................         1,300         28,031
Cinergy Corp.....................................           300          9,900
Dominion Resources, Inc..........................           700         26,031
Duke Power Co....................................         1,131         54,571
Entergy Corp.....................................         2,000         48,875
Illinova Corp....................................           100          2,225
Northern States Power Co.........................           700         35,263
PG&E Corp........................................           110          2,812
Southern Co......................................         3,500         80,281
Unicom Corp......................................           200          5,600
Wisconsin Energy Corp............................           700         17,719
                                                                  ------------
                                                                       311,308
                                                                  ------------
GAS-PIPELINES (0.3%)
Enron Corp.......................................         1,000         38,000
                                                                  ------------
TELEPHONE (6.8%)
Ameritech Corp...................................           100          6,500
AT & T Corp......................................         1,300         63,619
Bell Atlantic Corp...............................         1,130         90,259
Bellsouth Corp...................................         1,000         47,313
GTE Corp.........................................         3,400        144,288
MCI Communications Corp..........................           400         14,188
SBC Communications, Inc..........................         2,500        159,063
              SECURITY DESCRIPTION                    SHARES         VALUE
-------------------------------------------------  ------------   ------------
TELEPHONE (CONTINUED)
Sprint Corp......................................         2,500   $    130,000
WorldCom, Inc.+..................................         4,700        157,891
                                                                  ------------
                                                                       813,121
                                                                  ------------
  TOTAL UTILITIES................................                    1,162,429
                                                                  ------------
  TOTAL COMMON STOCKS (COST $11,242,760).........                   12,097,449
                                                                  ------------
                                                    PRINCIPAL
                                                      AMOUNT
                                                   ------------
SHORT-TERM INVESTMENTS (1.7%)
OTHER INVESTMENT COMPANIES (1.6%)
Seven Seas Money Market Fund, 5.31% due
  11/01/97.......................................  $    193,595        193,595
                                                                  ------------

U.S. TREASURY OBLIGATIONS (0.1%)
U.S. Treasury Bill, 4.60% due 11/13/97...........        15,000         14,977
                                                                  ------------
  TOTAL SHORT-TERM INVESTMENTS (COST $208,572)...                      208,572
                                                                  ------------
TOTAL INVESTMENTS (COST $11,451,332) (102.3%)..................
                                                                    12,306,021
LIABILITIES IN EXCESS OF OTHER
  ASSETS (-2.3%)...............................................       (280,142)
                                                                  ------------
NET ASSETS (100.0%)............................................   $ 12,025,879
                                                                  ------------
                                                                  ------------

------------------------------
Note: The cost of securities for Federal Income Tax purposes at October 31, 1997 was $11,451,910, the aggregate gross unrealized appreciation and depreciation was $1,078,441 and $224,330, respectively, resulting in net unrealized appreciation of $854,111.

* Foreign security.

+ Non-income producing security.

(ADR) Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR, after the name of a foreign holding, stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

(ARS) American Registered Shares.

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $11,451,332 )           $12,306,021
Receivable for Investments Sold                        398,466
Deferred Organization Expenses                          40,429
Receivable for Expense Reimbursements                   13,256
Dividends Receivable                                    10,703
Interest Receivable                                        719
Receivable for Fund Shares Sold                            100
Prepaid Expenses and Other Assets                           94
                                                   -----------
    Total Assets                                    12,769,788
                                                   -----------
LIABILITIES
Payable for Investments Purchased                      593,510
Organization Expenses Payable                           40,765
Custody Fee Payable                                     17,381
Advisory Fee Payable                                     3,454
Shareholder Servicing Fee Payable                        2,467
Administrative Services Fee Payable                        594
Administration Fee Payable                                  17
Fund Services Fee Payable                                   16
Accrued Trustees' Fees and Expenses                         41
Accrued Expenses                                        85,664
                                                   -----------
    Total Liabilities                                  743,909
                                                   -----------
NET ASSETS
Applicable to 995,155 shares outstanding
  (par value $0.001, unlimited shares authorized)  $$12,025,879
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $12.08
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $11,134,557
Undistributed Net Investment Income                     56,306
Accumulated Net Realized Loss on Investments           (19,673)
Net Unrealized Appreciation of Investments             854,689
                                                   -----------
    Net Assets                                     $12,025,879
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $717 )                                                   $ 75,541
Interest Income                                                  6,730
                                                              --------
    Investment Income                                           82,271
EXPENSES
Custodian Fees and Expenses                        $ 45,898
Registration Fees                                    44,273
Professional Fees and Expenses                       37,544
Printing Expenses                                    27,000
Transfer Agent Fee                                   20,269
Advisory Fee                                         16,524
Shareholder Servicing Fee                            11,803
Amortization of Organization Expense                  7,138
Administrative Services Fee                           2,693
Fund Services Fee                                       157
Administration Fee                                       84
Trustees' Fees and Expenses                              68
Insurance Expense                                         6
Miscellaneous                                         3,107
                                                   --------
    Total Expenses                                  216,564
Less: Reimbursement of Expenses                    (190,599)
                                                   --------
NET EXPENSES                                                    25,965
                                                              --------
NET INVESTMENT INCOME                                           56,306
NET REALIZED LOSS ON INVESTMENTS                               (19,673)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                  854,689
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $891,322
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                   JANUARY 30, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $        56,306
Net Realized Loss on Investments                           (19,673)
Net Change in Unrealized Appreciation of
  Investments                                              854,689
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                           891,322
                                                   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        11,084,557
                                                   ----------------
    Total Increase in Net Assets                        11,975,879
NET ASSETS
Beginning of Period                                         50,000
                                                   ----------------
End of Period (including undistributed net
  investment income of $56,306)                    $    12,025,879
                                                   ----------------
                                                   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                    FOR THE PERIOD
                                                   JANUARY 30, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.00
                                                   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.06
Net Realized and Unrealized Gain on Investments               2.02
                                                   ----------------
Total from Investment Operations                              2.08
                                                   ----------------

NET ASSET VALUE, END OF PERIOD                     $         12.08
                                                   ----------------
                                                   ----------------
Total Return                                                 20.80%(a)
                                                   ----------------
                                                   ----------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $        12,026
Ratios to Average Net Assets
  Expenses                                                    0.55%(b)
  Net Investment Income                                       1.19%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                     4.04%(b)
Portfolio Turnover Rate                                         35%
Average Broker Commissions                         $        0.0261

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Tax Aware Disciplined Equity Fund (the "Fund") is a series of JPM Series Trust, a Massachusetts business trust (the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company. The Fund's investment objective is to provide a high total return, while being sensitive to the impact of capital gains taxes on investors' returns. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, JPM Institutional Shares and JPM Pierpont Shares. The Fund commenced operations on January 30, 1997, when the first public shareholder purchased JPM Pierpont Shares. As of October 31, 1997, no sales of JPM Institutional Shares have occurred. Prior to commencing its operations on January 30, 1997, the Fund had no activities other than the sale of 5,000 JPM Pierpont Shares to FDI Distribution Services, Inc. ("FDSI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Fund's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Distributions to shareholders of net investment income and realized net capital gains, if any, are declared and paid annually.

   d) The Fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan") has paid to pay the organization expenses of the Fund. The Fund

TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

   e) The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) For United States federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1997 of $19,095 which will expire in 2005. No capital gains distribution is expected to be paid to shareholders until future gains have been realized in excess of such carryforward.

2. TRANSACTIONS WITH AFFILIATES

   a) The Fund has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Fund pays Morgan at an annual rate of 0.35% of the Fund's average daily net assets. For the period January 30, 1997 (commencement of operations) to October 31, 1997, such fees amounted to $16,524.

   b) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the period January 30, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $84.

   c) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which Morgan acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides administrative services. For the period January 30, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $2,693.

TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund at no more than 0.55% of the average daily net assets of the Fund through February 28, 1999. For the period January 30, 1997 (commencement of operations) to October 31, 1997, Morgan has agreed to reimburse the Fund $190,599 for expenses under this agreement.

   d) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the JPM Pierpont Shares. For the period January 30, 1997 (commencement of operations) to October 31, 1997, the fee for these services amounted to $11,803.

   e) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $157 for the period January 30, 1997 (commencement of operations) to October 31, 1997.

   f) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds, The JPM Institutional Funds, and certain other registered investment companies. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $32.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE PERIOD
                                                   JANUARY 30, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                   OCTOBER 31, 1997
                                                   ----------------
Shares of beneficial interest sold...............          990,155

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

TAX AWARE DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period from January 30, 1997 (commencement of operations) to October 31, 1997 were as follows:

  COST OF          PROCEEDS
    PURCHASES     FROM SALES
  ------------   ------------
  $ 13,441,583   $  2,179,116

5. CREDIT AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum borrowing under the commitment Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of October 31, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Tax Aware Disciplined Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax Aware Disciplined Equity Fund (one of the funds comprising JPM Series Trust, hereafter referred to as the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period January 30, 1997 (commencement of operations) to October 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 16, 1997

JPM PIERPONT FEDERAL MONEY MARKET FUND

JPM PIERPONT PRIME MONEY MARKET FUND

JPM PIERPONT TAX EXEMPT MONEY MARKET FUND

JPM PIERPONT BOND FUND

JPM PIERPONT EMERGING MARKETS DEBT FUND

JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND

JPM PIERPONT SHORT TERM BOND FUND

JPM PIERPONT TAX EXEMPT BOND FUND

JPM PIERPONT SHARES: CALIFORNIA BOND FUND

JPM PIERPONT DIVERSIFIED FUND

JPM PIERPONT U.S. EQUITY FUND

JPM PIERPONT U.S. SMALL COMPANY FUND

JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND

JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

JPM PIERPONT EMERGING MARKETS EQUITY FUND

JPM PIERPONT EUROPEAN EQUITY FUND

JPM PIERPONT INTERNATIONAL EQUITY FUND

JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND

JPM PIERPONT JAPAN EQUITY FUND



JPM Series Trust

Tax Aware

Disciplined

Equity Fund



FOR MORE INFORMATION ON HOW THE JPMPIERPONT FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.



ANNUAL REPORT
OCTOBER 31, 1997